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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                April 10, 1998
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                       (Date of  Earliest Event Reported)


                        Objective Communications, Inc.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

     Delaware                   000-22235                        52-1707962
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(State of                      (Commission                  (I.R.S. Employer
 Incorporation)                File Number)               Identification Number)


    50 International Drive, Portsmouth, New Hampshire              20151
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        (Address of Principal Executive Offices)                 (Zip Code)



                                (603) 334-6700
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5.  OTHER EVENTS.

         Reference is made to Exhibit 99.1, a press release relating to shipments made by the Company during the first quarter of 1998 and revenue recognition for the period.

         This Current Report on Form 8-K and the press release filed as an exhibit hereto include forward-looking statements that may involve a number of risks and uncertainties. Actual results may vary significantly based on a number of factors, including, but not limited to, risks in product and technology development, market acceptance of new products and continuing product demand, the impact of competitive products and pricing, changing economic conditions, including changes in short term interest rates and other risk factors detailed in the Company's other filings with the Securities and Exchange Commission.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)     Exhibit No.             Description.
                 -----------             -----------
                    99.1                 Press release dated April 10, 1998





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  OBJECTIVE COMMUNICATIONS, INC.



Date:  April 15, 1998             By:       /s/ Steven A. Rogers
                                      ------------------------------------------
                                         Steven A. Rogers
                                        President and Chief Executive Officer





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